UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08931	95-1678055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9333 Balboa Avenue	92123
San Diego, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CUB	New York Stock Exchange
Preferred Stock Purchase Rights	–	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 22, 2021, Cubic Corporation (“Cubic” or the “Company”) issued a press release.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company, Atlas CC Acquisition Corp. (“Parent”) and Atlas Merger Sub Inc. (“Sub”). In connection with the proposed transaction, Cubic has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and intends to file additional relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail or otherwise provide the definitive proxy statement and a proxy card to each shareholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The preliminary proxy statement, definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.cubic.com.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. The Company and its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, filed with the SEC on November 18, 2020, Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2020, filed with the SEC on January 28, 2021, the definitive proxy statement on Schedule 14A for the Company’s most recent Annual Meeting of Shareholders held in February 2020, which was filed with the SEC on January 17, 2020, and the preliminary proxy statement on Schedule 14A for the Company’s Special Meeting of Shareholders, which was filed with the SEC on March 8, 2021. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.cubic.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created thereby. Statements that are not historical or current facts, including statements about beliefs and expectations and statements relating to the proposed transaction involving the Company, Parent and Sub, and the unsolicited acquisition proposal, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, the receipt of shareholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors and executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction and the unsolicited acquisition proposal; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction and the unsolicited acquisition proposal; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, and updated in subsequent reports filed by the Company with the SEC. These reports are available at www.cubic.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 22, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

* * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIC CORPORATION

March 22, 2021	By:	/s/ Hilary L. Hageman
	Name:	Hilary L. Hageman
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Exhibit 99.1

Cubic Announces Receipt of Unsolicited Acquisition Proposal from ST Engineering

Cubic’s Board has Determined Proposal Would Reasonably Be Expected to Lead to a "Superior Proposal"

Board Continues to Recommend Pending Transaction with Veritas and Evergreen Coast Capital; Merger Agreement Remains in Place

SAN DIEGO, March 22, 2021 – Cubic Corporation (NYSE: CUB) (“Cubic” or the “Company”) today confirmed that it recently received an unsolicited proposal from Singapore Technologies Engineering (SGX: S63; Bloomberg-STE:SP) (“ST Engineering”) to acquire all of Cubic’s outstanding stock for $76 per share in cash (the “STE Proposal”). The STE Proposal contemplates that, immediately following the acquisition of all of Cubic’s outstanding stock, STE would sell Cubic’s CMPS business to an affiliate of Blackstone Tactical Opportunities.

On February 7, 2021, Cubic’s Board of Directors (the “Board”) unanimously approved entering into a definitive merger agreement (the “Veritas Merger Agreement”) with an affiliate of Veritas Capital (“Veritas”), under which Veritas and Evergreen Coast Capital Corporation (“Evergreen”), an affiliate of Elliott Investment Management L.P. (“Elliott”), will acquire Cubic for $70 per share in cash. The Veritas Merger Agreement remains in full force and effect, and the Board of Directors of Cubic has not withdrawn or modified its recommendation that the stockholders of Cubic vote in favor of the approval of the merger, the Veritas Merger Agreement and the transactions contemplated thereby.

However, Cubic’s Board of Directors has determined that the STE Proposal is or would reasonably be expected to lead to a superior proposal, as that term is defined under the Veritas Merger Agreement. Accordingly, the Board has determined to engage in discussions with ST Engineering to further evaluate the merits and risks of the proposed transaction relative to the pending transaction with Veritas and Evergreen, including the value offered to our shareholders, the expected completion timing of each transaction, and the regulatory and closing risks associated with each transaction. Notwithstanding the Board’s decision to engage with ST Engineering and further evaluate the STE Proposal, at this time the Board (i) continues to recommend that the shareholders vote in favor of adopting the Veritas Merger Agreement at the special meeting relating to the proposed transaction, (ii) is not modifying, altering or withdrawing its recommendation to shareholders, or agreeing or announcing an intention to do so, and (iii) is not making any recommendation with respect to the STE Proposal.

Cubic shareholders do not need to take any action at this time.

J.P. Morgan Securities LLC is acting as lead financial advisor to the Company and Sidley Austin LLP and Faegre Drinker Biddle & Reath LLP are acting as the Company’s legal counsel.

About Cubic Corporation

Cubic is a technology-driven, market-leading provider of integrated solutions that increase situational understanding for transportation, defense C4ISR, and training customers worldwide to decrease urban congestion and improve the militaries’ effectiveness and operational readiness. Our teams innovate to make a positive difference in people’s lives. We simplify their daily journeys. We promote mission success and safety for those who serve their nation. For more information about Cubic, please visit the company’s website at www.cubic.com or on Twitter @CubicCorp.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Cubic, Atlas CC Acquisition Corp. (“Parent”) and Atlas Merger Sub Inc. (“Sub”). In connection with the proposed transaction, Cubic has filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and intends to file additional relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Cubic will mail or otherwise provide the definitive proxy statement and a proxy card to each shareholder of Cubic entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Cubic may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF CUBIC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CUBIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CUBIC AND THE PROPOSED TRANSACTION. The preliminary proxy statement, definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Cubic with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at Cubic’s website at www.cubic.com.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cubic, its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in Cubic’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, filed with the SEC on November 18, 2020, Amendment No. 1 to Cubic’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2020, filed with the SEC on January 28, 2021, the definitive proxy statement on Schedule 14A for Cubic’s most recent Annual Meeting of Shareholders held in February 2020, which was filed with the SEC on January 17, 2020, and the preliminary proxy statement on Schedule 14A for the Company's Special Meeting of Shareholders, which was filed with the SEC on March 8, 2021. To the extent Cubic’s directors and executive officers or their holdings of Cubic securities have changed from the amounts disclosed in those filings, to Cubic’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cubic’s website at www.cubic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about beliefs and expectations and statements relating to the proposed transaction among the Company, Parent and Sub, and the STE Proposal, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, the receipt of shareholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors and executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction and the STE Proposal; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction and the STE Proposal; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction and the STE Proposal; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, and updated in subsequent reports filed by the Company with the SEC.

These reports are available at www.cubic.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Contacts:

For Cubic:

Investors
Kirsten Nielsen
Investor Relations
Cubic Corporation
PH +1 212-331-9760
Kirsten.Nielsen@cubic.com

OR

Morrow Sodali

Mike Verrechia / Bill Dooley

(800) 662-5200

cub@investor.morrowsodali.com

Media

Sloane & Company

Dan Zacchei / Joe Germani

dzacchei@sloanepr.com / jgermani@sloanepr.com